UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2023

Date of reporting period:	July 1, 2022 – December 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam International Value Fund

Semiannual report
12 | 31 | 22

Value funds look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

FUND SYMBOL
CLASS A
PNGAX

Putnam
International Value
Fund

Semiannual report
12 | 31 | 22

Message from the Trustees

February 10, 2023

Dear Fellow Shareholder:

As an investor, you might be happy to see 2022 in the rearview mirror. High inflation and aggressive interest-rate increases from the U.S. Federal Reserve contributed to market volatility and negative returns for stocks and bonds. Fortunately, toward the end of the year, we saw both inflation levels and Fed actions begin to moderate somewhat.

Although we still face high inflation and uncertainty on how much the economy will slow because of higher interest rates, we believe financial market performance might be better in 2023 as compared with 2022. Historically, stocks and bonds have recovered from bear markets like the one we are experiencing. Be assured that our investment teams are actively researching securities with attractive potential and working to keep portfolio risks in check.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–8 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

Lipper peer group median is provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/22. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on pages 12–13.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 International Value Fund

How was the investing environment during the six-month reporting period ended December 31, 2022?

While global financial markets generally had a very challenging 2022, international value stocks, the focus of this fund, recovered late in the year and delivered solid returns for the six-month period. The strong performance in the final quarter of 2022 came amid ongoing macroeconomic headwinds. They included high inflation, aggressive tightening by central banks, the Russia-Ukraine War, and concerns about a potential recession.

How did the fund perform in the reporting period?

The fund posted a return of 9.05%, outperforming its benchmark, the MSCI EAFE Value Index [ND], which returned 7.43%. The fund also outperformed the median return of 5.52% for funds in its Lipper peer group, International Large-Cap Value Funds.

International Value Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 12/31/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/22. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 International Value Fund

What were some stocks that contributed to the fund’s performance for the reporting period?

AIB Group, an Ireland-based bank, was the top contributor for the period. The macroeconomic environment in Ireland is shifting positively, as is the competitive landscape for Irish banks. AIB Group is among the best-positioned banks given its healthy balance sheet and strong market position, in our view.

Another portfolio highlight was Sumitomo Mitsui Financial Group [SMFG], one of the leading banks in Japan. We believe that changes in Japanese monetary policy are providing a healthy backdrop for the country’s banking industry. SMFG has reported strength in a number of business lines, particularly corporate lending. In addition, the company hiked its dividend forecast and announced a continuation of its share buyback program.

What were some stocks that detracted from performance during the reporting period?

British telecommunications company Vodafone was the top detractor for the semiannual period. The stock struggled as the company lowered its earnings forecast due to soaring energy costs, high inflation, and intensifying competition in Italy and Spain.

Sony Group was another detractor for the period. The company’s core businesses include sensors, gaming, movies, and music. The stock struggled due to a slowdown in the gaming industry that caused significant declines in Sony’s gaming software sales. Despite the recent underperformance, we believe Sony is well positioned in its core businesses and remains attractively valued relative to its peers.

What is your outlook for the coming months?

The outlook for international markets has improved somewhat in recent months. In Europe, a warm winter has led to lower-than-expected demand for gas and a steep decline in gas prices. Also, China’s reopening, while likely to be bumpy, has positive implications for industrial demand and increased tourism in Europe, in our view. Thus, we believe the risk of

This table shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

International Value Fund 5

a recession seems to be somewhat lower than it was a few months ago.

The Bank of Japan surprised markets in December by widening the band of its yield curve control policy, driving a recovery in the yen and a boost to stock prices. Japan’s economy continues to benefit from its domestic reopening and border easing, which began in the fall. Its economy should receive another shot in the arm with the return of tourists from China, in our view.

In both markets, we believe valuations remain quite attractive, despite outperforming the U.S. in recent months, and stocks continue to trade at a wider discount to the U.S. than the historical norm.

Our goal, as always, is to prepare the portfolio for a range of scenarios with a balanced structure. We plan to maintain a mix of cyclical and defensive holdings, investing in our best ideas with a focus on the fundamentals of the businesses.

Thank you both for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

6 International Value Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2022, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 12/31/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (8/1/96)
Before sales charge	5.07%	3.96%	1.75%	3.48%	–6.84%	9.05%
After sales charge	4.83	3.35	0.55	1.46	–12.19	2.78
Class B (8/1/96)
Before CDSC	4.82	3.35	0.99	2.69	–7.55	8.65
After CDSC	4.82	3.35	0.63	1.73	–12.14	3.65
Class C (2/1/99)
Before CDSC	4.84	3.35	0.99	2.66	–7.58	8.54
After CDSC	4.84	3.35	0.99	2.66	–8.50	7.54
Class R (12/1/03)
Net asset value	4.81	3.71	1.49	3.19	–7.10	8.87
Class R6 (12/2/13)
Net asset value	5.37	4.40	2.20	3.92	–6.41	9.30
Class Y (10/2/00)
Net asset value	5.30	4.23	2.00	3.72	–6.64	9.20

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

Returns for periods of less than one year are not annualized.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

The fund has had performance fee adjustments that may have had a positive or negative impact on returns.

Class B and C share performance reflects conversion to class A shares after eight years.

International Value Fund 7

Comparative annualized index returns For periods ended 12/31/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
MSCI EAFE Value Index (ND)	4.67%	3.51%	0.17%	0.65%	–5.58%	7.43%
Lipper International
Large-Cap Value Funds	5.07	3.46	0.39	0.77	–10.42	5.52
category median*

Returns for periods of less than one year are not annualized.

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/22, there were 78, 71, 61, 58, 46, and 9 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/22

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	1		1	1	1	1	1
Income	$0.183		$0.063	$0.085	$0.162	$0.233	$0.218
Capital gains	—		—	—	—	—	—
Total	$0.183		$0.063	$0.085	$0.162	$0.233	$0.218
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
6/30/22	$10.44	$11.08	$10.56	$10.49	$10.30	$10.48	$10.43
12/31/22	11.20	11.88	11.41	11.30	11.05	11.22	11.17

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

8 International Value Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Net expenses for the fiscal year
ended 6/30/22	1.13%	1.88%	1.88%	1.38%	0.72%	0.88%
Total annual operating expenses for the
fiscal year ended 6/30/22	1.38%	2.13%	2.13%	1.63%	0.97%	1.13%
Annualized expense ratio for the
six-month period ended 12/31/22*	1.13%	1.88%	1.88%	1.38%	0.70%	0.88%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 10/30/23. This obligation may be modified or discontinued only with approval of the Board of Trustees.

* Includes an increase of 0.06% from annualizing the performance fee adjustment for the six months ended 12/31/22.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 7/1/22 to 12/31/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.95	$9.89	$9.88	$7.27	$3.69	$4.64
Ending value (after expenses)	$1,090.50	$1,086.50	$1,085.40	$1,088.70	$1,093.00	$1,092.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

International Value Fund 9

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 12/31/22, use the following calculation method. To find the value of your investment on 7/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.75	$9.55	$9.55	$7.02	$3.57	$4.48
Ending value (after expenses)	$1,019.51	$1,015.73	$1,015.73	$1,018.25	$1,021.68	$1,020.77

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

10 International Value Fund

Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging market securities carry illiquidity and volatility risks. Because the fund currently invests, and may in the future invest, significantly in European companies, the fund is particularly susceptible to economic, political, regulatory, or other events or conditions affecting issuers in Europe. European financial markets have experienced increased volatility in recent years due to concerns with some countries’ high levels of sovereign debt, budget deficits, and unemployment. Investments in small and/or midsize companies increase the risk of greater price fluctuations.

Value stocks may fail to rebound, and the market may not favor value-style investing. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

International Value Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Value Index (ND) is an unmanaged index that measures the performance of equity securities representing the value style in countries within Europe, Australasia, and the Far East. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors

12 International Value Fund

own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

International Value Fund 13

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2022, Putnam employees had approximately $454,000,000 and the Trustees had approximately $61,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 International Value Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

International Value Fund 15

The fund’s portfolio 12/31/22 (Unaudited)

COMMON STOCKS (96.9%)*	Shares	Value
Aerospace and defense (1.0%)
BAE Systems PLC (United Kingdom)	232,611	$2,407,201
		2,407,201
Air freight and logistics (1.2%)
Deutsche Post AG (Germany)	76,172	2,868,517
		2,868,517
Airlines (1.4%)
Qantas Airways, Ltd. (voting rights) (Australia) †	828,244	3,389,099
		3,389,099
Auto components (1.0%)
Magna International, Inc. (Canada)	44,052	2,474,590
		2,474,590
Automobiles (1.2%)
Yamaha Motor Co., Ltd. (Japan)	130,700	2,997,615
		2,997,615
Banks (19.4%)
AIB Group PLC (Ireland)	1,314,381	5,087,634
ANZ Group Holdings, Ltd. (Australia)	331,726	5,343,746
BNP Paribas SA (France)	80,632	4,596,140
CaixaBank SA (Spain)	455,357	1,789,867
DBS Group Holdings, Ltd. (Singapore)	113,683	2,878,996
DNB Bank ASA (Norway)	127,820	2,537,012
Hana Financial Group, Inc. (South Korea)	109,912	3,655,041
HSBC Holdings PLC (United Kingdom)	968,828	6,040,212
ING Groep NV (Netherlands)	667,293	8,134,488
Mizuho Financial Group, Inc. (Japan)	111,820	1,581,362
Sumitomo Mitsui Financial Group, Inc. (Japan)	162,900	6,573,593
		48,218,091
Beverages (2.1%)
Asahi Group Holdings, Ltd. (Japan)	54,100	1,697,942
Coca-Cola Europacific Partners PLC (Spain)	65,272	3,610,847
		5,308,789
Building products (1.0%)
Compagnie de Saint-Gobain (France)	50,852	2,484,935
		2,484,935
Capital markets (2.4%)
Quilter PLC (United Kingdom)	1,126,404	1,265,353
UBS Group AG (Switzerland)	251,393	4,677,680
		5,943,033
Chemicals (0.6%)
LANXESS AG (Germany)	35,609	1,437,035
		1,437,035
Construction and engineering (2.8%)
Vinci SA (France)	68,261	6,816,696
		6,816,696
Construction materials (1.1%)
CRH PLC (Ireland)	71,058	2,815,129
		2,815,129

16 International Value Fund

COMMON STOCKS (96.9%)* cont.	Shares	Value
Diversified financial services (2.0%)
Eurazeo SE (France)	37,469	$2,330,314
ORIX Corp. (Japan)	165,800	2,676,374
		5,006,688
Diversified telecommunication services (4.3%)
Deutsche Telekom AG (Germany)	180,967	3,610,479
Nippon Telegraph & Telephone Corp. (Japan)	197,900	5,672,812
Telstra Group, Ltd. (Australia)	511,319	1,389,045
		10,672,336
Electric utilities (2.0%)
Fortum OYJ (Finland)	89,481	1,488,497
SSE PLC (United Kingdom)	167,084	3,458,175
		4,946,672
Electrical equipment (0.1%)
Siemens Energy AG (Germany)	16,461	309,683
		309,683
Food and staples retailing (2.2%)
Koninklijke Ahold Delhaize NV (Netherlands)	117,917	3,387,857
Seven & i Holdings Co., Ltd. (Japan)	45,300	1,953,657
		5,341,514
Food products (1.5%)
Ajinomoto Co., Inc. (Japan)	76,000	2,334,319
Kerry Group PLC Class A (Ireland)	16,058	1,448,025
		3,782,344
Health-care equipment and supplies (1.2%)
Hoya Corp. (Japan)	30,000	2,904,221
		2,904,221
Hotels, restaurants, and leisure (0.8%)
Compass Group PLC (United Kingdom)	80,819	1,873,515
		1,873,515
Household durables (2.2%)
Cairn Homes PLC (Ireland)	1,220,085	1,133,642
Panasonic Corp. (Japan)	203,000	1,717,704
Sony Group Corp. (Japan)	34,200	2,615,034
		5,466,380
Industrial conglomerates (2.4%)
Siemens AG (Germany)	41,878	5,811,539
		5,811,539
Insurance (8.9%)
AIA Group, Ltd. (Hong Kong)	582,200	6,474,317
AXA SA (France)	178,043	4,965,719
Prudential PLC (United Kingdom)	256,067	3,490,427
QBE Insurance Group, Ltd. (Australia)	537,926	4,918,697
SOMPO Holdings, Inc. (Japan)	48,200	2,152,179
		22,001,339
Machinery (1.4%)
Minebea Mitsumi, Inc. (Japan)	171,900	2,581,644
NSK, Ltd. (Japan)	149,500	798,533
		3,380,177

International Value Fund 17

COMMON STOCKS (96.9%)* cont.	Shares	Value
Metals and mining (3.5%)
Anglo American PLC (London Exchange) (United Kingdom)	127,937	$5,005,877
Rio Tinto PLC (United Kingdom)	53,115	3,723,092
		8,728,969
Multi-utilities (1.8%)
Veolia Environnement SA (France)	172,737	4,437,750
		4,437,750
Multiline retail (0.9%)
Pan Pacific International Holdings Corp. (Japan)	114,500	2,140,114
		2,140,114
Oil, gas, and consumable fuels (8.6%)
BP PLC (United Kingdom)	912,632	5,239,698
Shell PLC (London Exchange) (United Kingdom)	244,692	6,880,783
Suncor Energy, Inc. (Canada)	163,617	5,190,067
TotalEnergies SE (France)	61,677	3,872,197
		21,182,745
Personal products (1.1%)
Unilever PLC (United Kingdom)	54,396	2,729,154
		2,729,154
Pharmaceuticals (5.5%)
AstraZeneca PLC (United Kingdom)	41,506	5,629,045
Sanofi (France)	83,492	8,029,357
		13,658,402
Real estate management and development (0.7%)
Mitsui Fudosan Co., Ltd. (Japan)	99,800	1,837,981
		1,837,981
Semiconductors and semiconductor equipment (0.9%)
Renesas Electronics Corp. (Japan) †	253,000	2,281,511
		2,281,511
Specialty retail (1.0%)
JD Sports Fashion PLC (United Kingdom)	1,610,334	2,455,905
		2,455,905
Technology hardware, storage, and peripherals (1.0%)
Lite-On Technology Corp. (Taiwan)	1,210,000	2,511,688
		2,511,688
Tobacco (1.1%)
Imperial Brands PLC (United Kingdom)	108,145	2,707,665
		2,707,665
Trading companies and distributors (4.8%)
Ferguson PLC (United Kingdom)	17,470	2,204,965
ITOCHU Corp. (Japan)	93,300	2,947,438
Mitsubishi Corp. (Japan)	206,900	6,752,154
		11,904,557
Wireless telecommunication services (1.8%)
KDDI Corp. (Japan)	55,000	1,668,775
Vodafone Group PLC (United Kingdom)	2,726,332	2,776,550
		4,445,325
Total common stocks (cost $231,647,596)		$239,678,904

18 International Value Fund

U.S. TREASURY OBLIGATIONS (0.0%)*	Principal amount	Value
U.S. Treasury Notes 2.625%, 12/31/25 [i]	$116,000	$112,554
Total U.S. treasury obligations (cost $112,554)		$112,554

SHORT-TERM INVESTMENTS (2.9%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 4.53% L	Shares	6,450,743	$6,450,743
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12% P	Shares	220,000	220,000
U.S. Treasury Bills 3.972%, 1/17/23 ∆		$200,000	199,714
U.S. Treasury Bills 3.652%, 1/12/23 ∆		300,000	299,740
Total short-term investments (cost $7,170,067)			$7,170,197

TOTAL INVESTMENTS
Total investments (cost $238,930,217)	$246,961,655

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2022 through December 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $247,244,152.
†	This security is non-income-producing.
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $482,281 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United Kingdom	23.4%	Hong Kong	2.6%
Japan	22.7	Spain	2.2
France	15.2	Switzerland	1.9
Australia	6.1	South Korea	1.5
Germany	5.7	Singapore	1.2
Netherlands	4.7	Norway	1.0
Ireland	4.3	Taiwan	1.0
Canada	3.1	Finland	0.6
United States	2.8	Total	100.0%

International Value Fund 19

FORWARD CURRENCY CONTRACTS at 12/31/22 (aggregate face value $64,010,696) (Unaudited)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Buy	1/18/23	$2,493,662	$2,411,016	$82,646
	Canadian Dollar	Sell	1/18/23	3,363,612	3,332,827	(30,785)
	Euro	Buy	3/15/23	552,420	542,578	9,842
	New Taiwan Dollar	Sell	2/15/23	1,073,781	1,030,450	(43,331)
	Swedish Krona	Buy	3/15/23	1,005,104	1,006,000	(896)
	Swiss Franc	Buy	3/15/23	986,772	967,358	19,414
Barclays Bank PLC
	British Pound	Sell	3/15/23	406,672	410,679	4,007
	New Taiwan Dollar	Sell	2/15/23	1,073,781	1,030,806	(42,975)
Citibank, N.A.
	Australian Dollar	Buy	1/18/23	335,781	319,478	16,303
	British Pound	Sell	3/15/23	983,496	992,590	9,094
	Danish Krone	Buy	3/15/23	1,389,310	1,348,412	40,898
	Singapore Dollar	Buy	2/15/23	413,530	392,562	20,968
	Swiss Franc	Buy	3/15/23	363,324	355,861	7,463
Goldman Sachs International
	Australian Dollar	Buy	1/18/23	772,793	735,848	36,945
	British Pound	Sell	3/15/23	1,066,574	1,076,629	10,055
	Euro	Buy	3/15/23	928,767	912,824	15,943
	Japanese Yen	Sell	2/15/23	81,539	73,330	(8,209)
	South Korean Won	Buy	2/15/23	893,168	752,992	140,176
	Swiss Franc	Buy	3/15/23	411,164	402,935	8,229
HSBC Bank USA, National Association
	Australian Dollar	Buy	1/18/23	834,922	794,219	40,703
	Hong Kong Dollar	Buy	2/15/23	888,972	884,137	4,835
	Norwegian Krone	Buy	3/15/23	281,468	277,107	4,361
	Swedish Krona	Buy	3/15/23	1,267,474	1,267,900	(426)
	Swiss Franc	Sell	3/15/23	232,444	231,351	(1,093)
JPMorgan Chase Bank N.A.
	British Pound	Sell	3/15/23	1,184,289	1,195,364	11,075
	Canadian Dollar	Sell	1/18/23	1,430,902	1,418,981	(11,921)
	Danish Krone	Buy	3/15/23	419,589	407,499	12,090
	Hong Kong Dollar	Sell	2/15/23	346,341	345,547	(794)
	Japanese Yen	Sell	2/15/23	1,032,249	928,418	(103,831)
	New Zealand Dollar	Buy	1/18/23	308,554	275,832	32,722
	Singapore Dollar	Buy	2/15/23	291,301	276,485	14,816
	South Korean Won	Sell	2/15/23	4,717,631	4,231,490	(486,141)
Morgan Stanley & Co. International PLC
	Australian Dollar	Sell	1/18/23	458,539	427,423	(31,116)
	Canadian Dollar	Buy	1/18/23	1,514,216	1,465,830	48,386
	Euro	Buy	3/15/23	1,658,658	1,625,314	33,344
	Japanese Yen	Buy	2/15/23	742,338	732,322	10,016
	Swedish Krona	Buy	3/15/23	257,068	257,161	(93)
	Swiss Franc	Buy	3/15/23	2,912,366	2,854,443	57,923

20 International Value Fund

FORWARD CURRENCY CONTRACTS at 12/31/22 (aggregate face value $64,010,696) (Unaudited) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
NatWest Markets PLC
	Swedish Krona	Buy	3/15/23	$3,633,370	$3,662,629	$(29,259)
	Swiss Franc	Buy	3/15/23	4,201,871	4,118,785	83,086
State Street Bank and Trust Co.
	Australian Dollar	Buy	1/18/23	929,341	916,903	12,438
	British Pound	Sell	3/15/23	6,036,493	6,125,663	89,170
	Canadian Dollar	Sell	1/18/23	740,896	734,998	(5,898)
	Israeli Shekel	Buy	1/18/23	1,210,061	1,215,143	(5,082)
	Japanese Yen	Sell	2/15/23	547,374	492,266	(55,108)
	Singapore Dollar	Buy	2/15/23	275,462	261,509	13,953
	Swedish Krona	Buy	3/15/23	732,459	732,509	(50)
	Swiss Franc	Buy	3/15/23	496,819	487,162	9,657
Toronto-Dominion Bank
	Australian Dollar	Buy	1/18/23	35,288	33,570	1,718
	Euro	Buy	3/15/23	419,370	411,828	7,542
	Swiss Franc	Buy	3/15/23	702,564	688,739	13,825
UBS AG
	Canadian Dollar	Sell	1/18/23	2,339,239	2,319,829	(19,410)
	Israeli Shekel	Buy	1/18/23	341,446	341,947	(501)
	Swedish Krona	Buy	3/15/23	231,687	231,878	(191)
	Swiss Franc	Buy	3/15/23	965,957	945,803	20,154
WestPac Banking Corp.
	Canadian Dollar	Sell	1/18/23	710,761	705,030	(5,731)
	Euro	Sell	3/15/23	824,005	817,890	(6,115)
	Japanese Yen	Buy	2/15/23	802,951	774,617	28,334
Unrealized appreciation						972,131
Unrealized (depreciation)						(888,956)
Total						$83,175
* The exchange currency for all contracts listed is the United States Dollar.

International Value Fund 21

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$15,117,661	$—	$—
Consumer discretionary	17,408,119	—	—
Consumer staples	19,869,466	—	—
Energy	21,182,745	—	—
Financials	81,169,151	—	—
Health care	16,562,623	—	—
Industrials	39,372,404	—	—
Information technology	4,793,199	—	—
Materials	12,981,133	—	—
Real estate	1,837,981	—	—
Utilities	9,384,422	—	—
Total common stocks	239,678,904	—	—
U.S. treasury obligations	—	112,554	—
Short-term investments	220,000	6,950,197	—
Totals by level	$239,898,904	$7,062,751	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$83,175	$—
Totals by level	$—	$83,175	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

22 International Value Fund

Statement of assets and liabilities 12/31/22 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $232,479,474)	$240,510,912
Affiliated issuers (identified cost $6,450,743) (Notes 1 and 5)	6,450,743
Foreign currency (cost $111,472) (Note 1)	111,472
Dividends, interest and other receivables	454,029
Foreign tax reclaim	308,137
Receivable for shares of the fund sold	430,158
Unrealized appreciation on forward currency contracts (Note 1)	972,131
Prepaid assets	59,344
Total assets	249,296,926

LIABILITIES
Payable for investments purchased	45,092
Payable for shares of the fund repurchased	414,111
Payable for compensation of Manager (Note 2)	51,807
Payable for custodian fees (Note 2)	19,363
Payable for investor servicing fees (Note 2)	78,385
Payable for Trustee compensation and expenses (Note 2)	101,174
Payable for administrative services (Note 2)	3,025
Payable for distribution fees (Note 2)	63,411
Unrealized depreciation on forward currency contracts (Note 1)	888,956
Collateral on certain derivative contracts, at value (Notes 1 and 8)	332,554
Other accrued expenses	54,896
Total liabilities	2,052,774

Net assets	$247,244,152

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$244,584,538
Total distributable earnings (Note 1)	2,659,614
Total — Representing net assets applicable to capital shares outstanding	$247,244,152

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($100,949,505 divided by 9,015,992 shares)	$11.20
Offering price per class A share (100/94.25 of $11.20)*	$11.88
Net asset value and offering price per class B share ($231,923 divided by 20,332 shares)**	$11.41
Net asset value and offering price per class C share ($1,049,859 divided by 92,875 shares)**	$11.30
Net asset value, offering price and redemption price per class R share
($1,926,714 divided by 174,367 shares)	$11.05
Net asset value, offering price and redemption price per class R6 share
($23,879,919 divided by 2,129,030 shares)	$11.22
Net asset value, offering price and redemption price per class Y share
($119,206,232 divided by 10,673,936 shares)	$11.17

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

International Value Fund 23

Statement of operations Six months ended 12/31/22 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $230,659)	$2,891,045
Interest (including interest income of $108,493 from investments in affiliated issuers) (Note 5)	120,858
Total investment income	3,011,903

EXPENSES
Compensation of Manager (Note 2)	818,816
Investor servicing fees (Note 2)	230,929
Custodian fees (Note 2)	21,286
Trustee compensation and expenses (Note 2)	4,476
Distribution fees (Note 2)	130,276
Administrative services (Note 2)	5,181
Other	128,898
Fees waived and reimbursed by Manager (Note 2)	(269,083)
Total expenses	1,070,779
Expense reduction (Note 2)	(638)
Net expenses	1,070,141

Net investment income	1,941,762

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(4,522,023)
Foreign currency transactions (Note 1)	(61,227)
Forward currency contracts (Note 1)	(239,068)
Total net realized loss	(4,822,318)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	21,528,196
Assets and liabilities in foreign currencies	19,658
Forward currency contracts	611,098
Total change in net unrealized appreciation	22,158,952

Net gain on investments	17,336,634

Net increase in net assets resulting from operations	$19,278,396

The accompanying notes are an integral part of these financial statements.

24 International Value Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 12/31/22*	Year ended 6/30/22
Operations
Net investment income	$1,941,762	$5,260,300
Net realized loss on investments
and foreign currency transactions	(4,822,318)	(3,272,836)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	22,158,952	(34,230,347)
Net increase (decrease) in net assets resulting
from operations	19,278,396	(32,242,883)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(1,628,037)	(1,347,046)
Class B	(1,274)	(502)
Class C	(7,600)	(3,875)
Class R	(27,814)	(14,473)
Class R6	(488,399)	(308,287)
Class Y	(2,232,507)	(799,185)
Net realized short-term gain on investments
Class A	—	(1,213,789)
Class B	—	(4,157)
Class C	—	(11,892)
Class R	—	(13,769)
Class R6	—	(202,814)
Class Y	—	(558,038)
From net realized long-term gain on investments
Class A	—	(3,628,229)
Class B	—	(12,427)
Class C	—	(35,549)
Class R	—	(41,156)
Class R6	—	(606,245)
Class Y	—	(1,668,073)
Increase from capital share transactions (Note 4)	17,845,782	91,043,892
Total increase in net assets	32,738,547	48,331,503
NET ASSETS
Beginning of period	214,505,605	166,174,102
End of period	$247,244,152	$214,505,605

*Unaudited.

The accompanying notes are an integral part of these financial statements.

International Value Fund 25

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
December 31, 2022**	$10.44	.09	.85	.94	(.18)	—	(.18)	$11.20	9.05*	$100,950	.57*f	.82*	7*
June 30, 2022	12.71	.30	(1.88)	(1.58)	(.15)	(.54)	(.69)	10.44	(13.12)	96,655	1.27[f,g]	2.44	6
June 30, 2021	9.39	.22	3.31	3.53	(.18)	(.03)	(.21)	12.71	37.87	115,696	1.43	1.93	17
June 30, 2020	10.62	.16	(.95)	(.79)	(.25)	(.19)	(.44)	9.39	(8.11)	90,141	1.40[f]	1.60[f]	19
June 30, 2019	11.71	.24	(.92)	(.68)	(.22)	(.19)	(.41)	10.62	(5.27)	108,690	1.33[f]	2.28[f]	10
June 30, 2018	11.35	.22	.28	.50	(.14)	—	(.14)	11.71	4.32	132,078	1.38	1.84	15
Class B
December 31, 2022**	$10.56	.05	.86	.91	(.06)	—	(.06)	$11.41	8.65*	$232	.95*f	.45*	7*
June 30, 2022	12.81	.19	(1.88)	(1.69)	(.02)	(.54)	(.56)	10.56	(13.79)	261	2.02[f,g]	1.54[h]	6
June 30, 2021	9.45	.13	3.33	3.46	(.07)	(.03)	(.10)	12.81	36.77	493	2.18	1.13	17
June 30, 2020	10.66	.08	(.96)	(.88)	(.14)	(.19)	(.33)	9.45	(8.72)	585	2.15[f]	.81[f]	19
June 30, 2019	11.70	.15	(.90)	(.75)	(.10)	(.19)	(.29)	10.66	(6.01)	1,019	2.08[f]	1.43[f]	10
June 30, 2018	11.32	.11[d]	.30	.41	(.03)	—	(.03)	11.70	3.59	1,579	2.13	.95[d]	15
Class C
December 31, 2022**	$10.49	.05	.85	.90	(.09)	—	(.09)	$11.30	8.54*	$1,050	.95*f	.45*	7*
June 30, 2022	12.75	.23	(1.91)	(1.68)	(.04)	(.54)	(.58)	10.49	(13.74)	1,070	2.02[f,g]	1.90	6
June 30, 2021	9.41	.13	3.32	3.45	(.08)	(.03)	(.11)	12.75	36.79	1,154	2.18	1.13	17
June 30, 2020	10.63	.09	(.98)	(.89)	(.14)	(.19)	(.33)	9.41	(8.84)	1,275	2.15[f]	.84[f]	19
June 30, 2019	11.62	.16	(.89)	(.73)	(.07)	(.19)	(.26)	10.63	(5.92)	2,331	2.08[f]	1.47[f]	10
June 30, 2018	11.26	.09[d]	.31	.40	(.04)	—	(.04)	11.62	3.57	3,238	2.13	.79[d]	15
Class R
December 31, 2022**	$10.30	.07	.84	.91	(.16)	—	(.16)	$11.05	8.87*	$1,927	.69*f	.70*	7*
June 30, 2022	12.57	.32	(1.91)	(1.59)	(.14)	(.54)	(.68)	10.30	(13.32)	1,725	1.52[f,g]	2.64[h]	6
June 30, 2021	9.29	.19	3.27	3.46	(.15)	(.03)	(.18)	12.57	37.52	869	1.68	1.67	17
June 30, 2020	10.51	.14	(.95)	(.81)	(.22)	(.19)	(.41)	9.29	(8.33)	747	1.65[f]	1.37[f]	19
June 30, 2019	11.56	.18[d]	(.87)	(.69)	(.17)	(.19)	(.36)	10.51	(5.47)	911	1.58[f]	1.64[d,f]	10
June 30, 2018	11.22	.20	.26	.46	(.12)	—	(.12)	11.56	4.08	2,104	1.63	1.64	15
Class R6
December 31, 2022**	$10.48	.11	.86	.97	(.23)	—	(.23)	$11.22	9.30*	$23,880	.35*f	1.04*	7*
June 30, 2022	12.76	.37	(1.90)	(1.53)	(.21)	(.54)	(.75)	10.48	(12.75)	20,253	.86[f,g]	3.03	6
June 30, 2021	9.43	.28	3.31	3.59	(.23)	(.03)	(.26)	12.76	38.42	15,053.99		2.42	17
June 30, 2020	10.66	.21	(.96)	(.75)	(.29)	(.19)	(.48)	9.43	(7.68)	5,907	.95[f]	2.08[f]	19
June 30, 2019	11.77	.30	(.94)	(.64)	(.28)	(.19)	(.47)	10.66	(4.85)	4,753	.88[f]	2.84[f]	10
June 30, 2018	11.40	.28	.28	.56	(.19)	—	(.19)	11.77	4.84	4,083.93		2.29	15

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26 International Value Fund	International Value Fund 27

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class Y
December 31, 2022**	$10.43	.10	.86	.96	(.22)	—	(.22)	$11.17	9.20*	$119,206	.44*f	.95*	7*
June 30, 2022	12.71	.37	(1.91)	(1.54)	(.20)	(.54)	(.74)	10.43	(12.89)	94,542	1.02[f,g]	3.08[h]	6
June 30, 2021	9.40	.28	3.27	3.55	(.21)	(.03)	(.24)	12.71	38.13	32,909	1.18	2.36	17
June 30, 2020	10.63	.19	(.96)	(.77)	(.27)	(.19)	(.46)	9.40	(7.87)	6,113	1.15[f]	1.89[f]	19
June 30, 2019	11.72	.26[d]	(.91)	(.65)	(.25)	(.19)	(.44)	10.63	(5.04)	6,333	1.08[f]	2.39[d,f]	10
June 30, 2018	11.36	.29[e]	.24	.53	(.17)	—	(.17)	11.72	4.59	11,403	1.13	2.42[e]	15

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2). Also excludes acquired fund fees and expenses, if any.

d The net investment income ratio and per share amount shown for the period noted may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

e The net investment income ratio and per share amount shown for the period noted may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation and/ or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percent of average net assets
12/31/22	0.12%
6/30/22	0.12
6/30/20	0.03
6/30/19	>0.01

g Includes one-time proxy cost which amounted to 0.01%.

h The net investment income ratio and per share amount shown for the period ending may not correspond with the expected class specific differences for the period due to the timing of subscriptions or redemptions into or out of the class.

The accompanying notes are an integral part of these financial statements.

28 International Value Fund	International Value Fund 29

Notes to financial statements 12/31/22 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2022 through December 31, 2022.

Putnam International Value Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital growth. Current income is a secondary objective. The fund invests mainly in common stocks of large and midsize companies outside the United States, with a focus on value stocks. Value stocks are those that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. At times, the fund also uses derivatives, which are expected to include certain foreign currency transactions. For example, the fund typically uses foreign currency forward contracts in connection with the fund’s investments in foreign securities in order to hedge the fund’s currency exposure relative to the fund’s benchmark index.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 5.75%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class R†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting

30 International Value Fund

principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably

International Value Fund 31

available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a

32 International Value Fund

decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $570,952 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $482,281 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $238,616,177, resulting in gross unrealized appreciation and depreciation of $25,155,570 and $16,726,917, respectively, or net unrealized appreciation of $8,428,653.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

International Value Fund 33

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,
0.800%	of the next $5 billion,	0.630%	of the next $50 billion,
0.750%	of the next $10 billion,	0.620%	of the next $100 billion and
0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI EAFE Value Index (Net Dividends) each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.378% of the fund’s average net assets, which included an effective base fee of 0.348% and an increase of 0.030% ($63,857) based on performance.

Putnam Management has contractually agreed, through October 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through October 30, 2023, to the extent that total expenses of the fund (before any applicable performance-based adjustment to the fund’s base management fee and excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.59% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced as a result of this limit by $269,083.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage

34 International Value Fund

the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.25% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$108,648	Class R	2,150
Class B	269	Class R6	4,862
Class C	1,132	Class Y	113,868
		Total	$230,929

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $638 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $172, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %)

International Value Fund 35

of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$119,396
Class B	1.00%	1.00%	1,181
Class C	1.00%	1.00%	4,968
Class R	1.00%	0.50%	4,731
Total			$130,276

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,455 from the sale of class A shares and received $2 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $10 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$32,320,614	$14,066,967
U.S. government securities (Long-term)	—	—
Total	$32,320,614	$14,066,967

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 12/31/22		YEAR ENDED 6/30/22
Class A	Shares	Amount	Shares	Amount
Shares sold	227,652	$2,376,981	724,397	$8,876,594
Shares issued in connection with
reinvestment of distributions	141,446	1,571,469	492,081	5,929,577
	369,098	3,948,450	1,216,478	14,806,171
Shares repurchased	(609,999)	(6,383,023)	(1,064,485)	(12,943,240)
Net increase (decrease)	(240,901)	$(2,434,573)	151,993	$1,862,931

36 International Value Fund

	SIX MONTHS ENDED 12/31/22		YEAR ENDED 6/30/22
Class B	Shares	Amount	Shares	Amount
Shares sold	5	$65	45	$545
Shares issued in connection with
reinvestment of distributions	107	1,210	1,351	16,541
	112	1,275	1,396	17,086
Shares repurchased	(4,487)	(47,149)	(15,157)	(187,661)
Net decrease	(4,375)	$(45,874)	(13,761)	$(170,575)

	SIX MONTHS ENDED 12/31/22		YEAR ENDED 6/30/22
Class C	Shares	Amount	Shares	Amount
Shares sold	12,710	$131,985	36,738	$456,966
Shares issued in connection with
reinvestment of distributions	669	7,502	4,168	50,639
	13,379	139,487	40,906	507,605
Shares repurchased	(22,521)	(230,126)	(29,391)	(352,450)
Net increase (decrease)	(9,142)	$(90,639)	11,515	$155,155

	SIX MONTHS ENDED 12/31/22		YEAR ENDED 6/30/22
Class R	Shares	Amount	Shares	Amount
Shares sold	40,149	$408,765	116,085	$1,410,373
Shares issued in connection with
reinvestment of distributions	2,535	27,814	5,832	69,398
	42,684	436,579	121,917	1,479,771
Shares repurchased	(35,741)	(374,720)	(23,633)	(287,969)
Net increase	6,943	$61,859	98,284	$1,191,802

	SIX MONTHS ENDED 12/31/22		YEAR ENDED 6/30/22
Class R6	Shares	Amount	Shares	Amount
Shares sold	884,755	$9,631,122	1,122,339	$13,770,744
Shares issued in connection with
reinvestment of distributions	43,410	483,149	91,747	1,107,389
	928,165	10,114,271	1,214,086	14,878,133
Shares repurchased	(731,107)	(7,687,433)	(461,866)	(5,628,060)
Net increase	197,058	$2,426,838	752,220	$9,250,073

	SIX MONTHS ENDED 12/31/22		YEAR ENDED 6/30/22
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,593,504	$38,377,912	8,223,669	$99,146,438
Shares issued in connection with
reinvestment of distributions	200,720	2,225,981	250,034	3,007,915
	3,794,224	40,603,893	8,473,703	102,154,353
Shares repurchased	(2,181,201)	(22,675,722)	(2,001,690)	(23,399,847)
Net increase	1,613,023	$17,928,171	6,472,013	$78,754,506

International Value Fund 37

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 6/30/22	cost	proceeds	income	of 12/31/22
Short-term investments
Putnam Short Term
Investment Fund**	$8,480,239	$32,313,128	$34,342,624	$108,493	$6,450,743
Total Short-term
investments	$8,480,239	$32,313,128	$34,342,624	$108,493	$6,450,743

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

The Covid-19 pandemic and efforts to contain its spread have resulted in, among other effects, significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, significant changes in fiscal and monetary policies, and economic downturns and recessions. The effects of the Covid-19 pandemic have negatively affected, and may continue to negatively affect, the global economy, the economies of the United States and other individual countries, the financial performance of individual issuers, sectors, industries, asset classes, and markets, and the value, volatility, and liquidity of particular securities and other assets. The effects of the Covid-19 pandemic also are likely to exacerbate other risks that apply to the fund, which could negatively impact the fund’s performance and lead to losses on your investment in the fund. The duration of the Covid-19 pandemic and its effects cannot be determined with certainty.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$76,400,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Investments, Receivables	$972,131	Payables	$888,956
Total		$972,131		$888,956

38 International Value Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(239,068)	$(239,068)
Total	$(239,068)	$(239,068)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$611,098	$611,098
Total	$611,098	$611,098

International Value Fund 39

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto-Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$111,902	$4,007	$94,726	$211,348	$49,899	$70,703	$149,669	$83,086	$125,218	$23,085	$20,154	$28,334	$972,131
Total Assets	$111,902	$4,007	$94,726	$211,348	$49,899	$70,703	$149,669	$83,086	$125,218	$23,085	$20,154	$28,334	$972,131
Liabilities:
Forward currency contracts#	75,012	42,975	—	8,209	1,519	602,687	31,209	29,259	66,138	—	20,102	11,846	888,956
Total Liabilities	$75,012	$42,975	$—	$8,209	$1,519	$602,687	$31,209	$29,259	$66,138	$—	$20,102	$11,846	$888,956
Total Financial and Derivative Net Assets	$36,890	$(38,968)	$94,726	$203,139	$48,380	$(531,984)	$118,460	$53,827	$59,080	$23,085	$52	$16,488	$83,175
Total collateral received (pledged)†##	$—	$—	$—	$110,000	$—	$(482,281)	$110,000	$53,827	$—	$—	$—	$—
Net amount	$36,890	$(38,968)	$94,726	$93,139	$48,380	$(49,703)	$8,460	$—	$59,080	$23,085	$52	$16,488
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$110,000	$—	$—	$110,000	$112,554	$—	$—	$—	$—	$332,554
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$(482,281)	$—	$—	$—	$—	$—	$—	$(482,281)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

40 International Value Fund	International Value Fund 41

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Core Equity Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Core Bond Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Research Fund	High Yield Fund
Income Fund
Global Sector	Money Market Fund†
Global Health Care Fund	Mortgage Opportunities Fund
Global Technology Fund	Mortgage Securities Fund
Short Duration Bond Fund
Growth	Ultra Short Duration Income Fund
Growth Opportunities Fund
Small Cap Growth Fund	Tax-free Income
Sustainable Future Fund	Intermediate-Term Municipal Income Fund
Sustainable Leaders Fund	Short-Term Municipal Income Fund
Strategic Intermediate Municipal Fund
Value	Tax Exempt Income Fund
International Value Fund	Tax-Free High Yield Fund
Large Cap Value Fund
Small Cap Value Fund	State tax-free income funds:‡
California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

42 International Value Fund

Asset Allocation	Asset Allocation (cont.)
George Putnam Balanced Fund	Retirement Advantage Maturity Fund
Dynamic Asset Allocation Balanced Fund	Retirement Advantage 2065 Fund
Dynamic Asset Allocation Conservative Fund	Retirement Advantage 2060 Fund
Dynamic Asset Allocation Growth Fund	Retirement Advantage 2055 Fund
Retirement Advantage 2050 Fund
Multi-Asset Income Fund	Retirement Advantage 2045 Fund
Retirement Advantage 2040 Fund
Retirement Advantage 2035 Fund
Retirement Advantage 2030 Fund
Retirement Advantage 2025 Fund

Sustainable Retirement Maturity Fund
Sustainable Retirement 2065 Fund
Sustainable Retirement 2060 Fund
Sustainable Retirement 2055 Fund
Sustainable Retirement 2050 Fund
Sustainable Retirement 2045 Fund
Sustainable Retirement 2040 Fund
Sustainable Retirement 2035 Fund
Sustainable Retirement 2030 Fund
Sustainable Retirement 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

International Value Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 International Value Fund

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisors	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
The Putnam Advisory Company, LLC	Mona K. Sutphen
100 Federal Street		Alan G. McCormack
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Derivatives Risk Manager
Marketing Services	President
Putnam Retail Management		Denere P. Poulack
Limited Partnership	James F. Clark	Assistant Vice President,
100 Federal Street	Vice President, Chief Compliance	Assistant Clerk, and
Boston, MA 02110	Officer, and Chief Risk Officer	Assistant Treasurer

Custodian	Nancy E. Florek	Janet C. Smith
State Street Bank	Vice President, Director of	Vice President,
and Trust Company	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
Legal Counsel	and Assistant Treasurer	and Assistant Treasurer
Ropes & Gray LLP
	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam International Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2023